Share Capital	6 Months Ended
Jun. 30, 2026
Share Capital
SHARE CAPITAL

Note 9: - Share Capital

On January 26, 2026, the Company raised gross proceeds of $18,500 in an underwritten registered public offering, for sale of 13,225,000 ordinary shares at a purchase price of $1.40 per share. The aggregate net proceeds, after issuance costs, received by the Company from the offering were $17,081. The offering closed on January 27, 2026.